EXHIBIT 99.8
Marketing: Winning the Minds of Customers Simon Turner Chief Marketing Officer

A Very Strong Brand

What Creates Our "Atmosphere"? "Country Place" - a Porch with Rockers and a Dining Area with a Fireplace, Wood Tables and Chairs, Table Lamps and Country Food

What Creates Our "Atmosphere"? "Southern Hospitality" - Friendly Staff to Welcome and Serve You as a Good Friend in Both the Restaurant and the Gift Shop

What Creates Our "Atmosphere"? "Nostalgic" Decor and Merchandise

The Menu "Country" -- and somewhat "Southern", "Homestyle", "High Quality" and "Unique" The Names (Uncle Herschel) Specific Foods (Pork Chops, Grits) Preparation (Fried/Breaded) Flavors (Smoked) Portion Sizes

High Quality Food "Homemade" "Homestyle" Actual taste of the food Healthy Food- Availability of Vegetables The Menu

Brand Architecture

Brand Promise Cracker Barrel provides a friendly home-away-from-home in our old country store and restaurant. Our guests are cared for like family while relaxing and enjoying real home-style food and shopping that's surprisingly unique, genuinely fun and reminiscent of America's country heritage ....all at a fair price. Brand Architecture

Of Customers Of Customers Of Customers 26 23 51 Medium Users (17% of Visits) Distribution of Cracker Barrel Guests Heavy Users (76% of Visits) Light Users (7% of Visits) 26% of Guests 23% of Guests 51% of Guests

Market Research Highlights Opportunities Guest Average Age: 51 One of Largest Demographic Groups, Baby Boomers, is the Center of our Customer Base Conclusion: Embrace Current Guests But Attract Young Families Strongly Associated with Travel Unaided Awareness while Traveling: 24% About 60% of Guests are Local 74% of Local Dining Decisions Made Before Leaving Home Unaided Awareness for That Decision: 9% Conclusion: Raise Brand Awareness in Local Area

Effective Advertising Traffic Building Programs

Billboards That Will Be Seen Historically: 50%+ of Marketing $ for Billboards 1,500 Boards Nationally Second Largest Restaurant Outdoor Advertiser Brown-on-Gold Colors & Variations of Logo Used for 37 Years

A New Visual Experience!

Winner of the 2007 Stevie Award at the American Business Awards for Best Outdoor Campaign Award-Winning Billboards

FY2008 Billboard Plan Maintain the "Stevie" Winning Best Outdoor Advertising Campaign through FY2008 Research/Test Improved/Alternative Campaign Ideas Begin Vinyl Renewal May 2008 Test Multiple Local, Small Non-permanent Billboards around New and Off-interstate Stores

FY08 Advertising Raise LOCAL Awareness and Test TV for Media Efficiency beginning October 1 Greenville, SC Indianapolis, IN Jacksonville, FL Lexington, KY Louisville, KY Nashville, TN Communicating the Brand Promise

Advertising: TV Spots

FY08 Advertising Test Combined Radio and TV Effectiveness Work as Frequency Builder Communicate our Seasonal Promotion Items Communicating the Brand Promise

Advertising: Radio Spots

Seasonal Menu Promotion Provide Consistent Brand Imagery Throughout the Restaurant and Retail Environment Five Seasonal Windows Fall Holiday Winter Spring Summer Menu Items Chosen for Seasonal Fit, Appeal and Margin

Gift Cards Increased sales 24% to $63 million in FY 07 3rd Party Business Expansion Launched Fall 2006 11,300 Retailers in FY07 Plan to Double Number of Retailers by Year-End FY08 Additional Retailers include Kroger, Rite Aid, Sam's Club Launching 3rd Party Cards in Wal-Mart in FY08 640 Locations for the Holidays 2,100 by Fiscal Year-End

Objectives: Build Profitable Retail Sales Attract New Guests through the Artist's Association and Availability of Exclusive CD Generate Positive PR Strengthen the Brand's Country Image Results: More Than 3 million CDs Sold Extensive PR + Awareness Songs of the Year Televised Concert on GAC + National Radio Broadcast + Major Media PR Innovative Country Music Program 36% of Guests are Avid Country Music Fans

Award Winning Billboards TV and Radio Tests Seasonal Menu Expanding Gift Card Program Building Music Awareness and Relevance Program Traffic Building Programs Increased Awareness and Relevance of a Great Brand Drive Increased Traffic and Sales

Q&A Simon Turner Chief Marketing Officer